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                                                                   Exhibit 10.40

                            Translation from Russian

                                    LICENSE

                                   NO. 402980

     REGISTRATION NO. LZ 2000/289                          FEBRUARY 2, 2000

     Administration of Khabarovsk Territory, Department of Natural Resources and Mining Industry hereby allows Timber Cutting in the volume of three hundred thousand cub.m. annually (in accordance with the Minutes No. 17 of the Territorial Timber-Cutting Licensing Commission, dated 1.25.2000.)

     This License is issued to the Closed Joint-Stock company "Udinskoye" (Khabarovsk Territory, Polina Osipenko District, Udinsk Settlement).

     Terms and conditions for the licensed activities - in accordance with the current Russian forest legislation.

     This License is valid until 1.25.2005

                    /s/ G.E. Pocherevin
     Signature:     G.E. Pocherevin
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THE PIONEER GROUP, INC.

60 State Street
Boston, MA 02109-1820
617-742-7825

[PIONEER LOGO]

      The undersigned hereby certifies that the translation of License No. 402980 dated as of February 2, 2000 issued by the Administration of the Khabarovsk Territory, Department of Natural Resources and Mining Industry to Closed Joint-Stock Company "Udinskoye" to which this certification is attached is a fair and accurate translation of the original document executed in Russian.

DATE: MAY 25, 2000


                                       /s/ Catherine Mannick
                                       -----------------------------------
                                       Name:  Catherine Mannick
                                       Title: Vice President and Assistant
                                              General Counsel, The Pioneer
                                              Group, Inc.